LETTER TO THE SHAREHOLDERS OF THE JPM PIERPONT SHORT TERM BOND FUND

December 5, 1997

Dear Shareholder:

We are pleased to report that for the fiscal year ended October 31, 1997, The JPM Pierpont Short Term Bond Fund provided a return of 5.98%. This compares to a 6.12% for the Lipper Short Investment Grade Debt Funds Average and a 6.48% return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

The Fund's net asset value fell slightly from $9.86 on November 1, 1996 to $9.85 at October 31, 1997, after paying approximately $0.58 per share in dividends from ordinary income during the year. The Fund's net assets stood at $14.5 million at the end of the reporting period. The net assets of The Short Term Bond Portfolio, in which the Fund invests, totaled approximately $41.9 million on October 31, 1997.

Connie J. Plaehn, lead portfolio manager for The Short Term Bond Portfolio, in which the Fund invests, discusses some of the events affecting the Fund over the previous year and offers her views on the upcoming months.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding financial markets with you. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,


/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated




TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . .1     FUND FACTS AND HIGHLIGHTS. . . . . . 5

FUND PERFORMANCE . . . . . . . . .2     SPECIAL FUND-BASED SERVICES. . . . . 6

PORTFOLIO MANAGER Q&A. . . . . . .3     FINANCIAL STATEMENTS . . . . . . . . 8

Fund performance


EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the Fund on July 31, 1993* would have grown to $12,385 at October 31, 1997. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 OVER FIVE YEARS*
JULY 31, 1993 - OCTOBER 31, 1997

[CHART]

PERFORMANCE                                       TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURN
                                                  -----------------------     ----------------------------------
                                                  THREE          SIX            ONE       THREE     SINCE

AS OF OCTOBER 31, 1997                            MONTHS         MONTHS         YEAR      YEARS     INCEPTION*
-------------------------------------------------------------------------     ----------------------------------
The JPM Pierpont Short Term Bond Fund              1.31%          3.68%         5.98%     6.81%       5.16%
Merrill Lynch 1-3 Year Treasury Index              1.60%          4.13%         6.48%     7.11%       5.59%
Lipper Short Investment
  Grade Debt Funds Average                         1.37%          3.86%         6.12%     6.61%       5.27%

AS OF SEPTEMBER 30, 1997
-------------------------------------------------------------------------     ----------------------------------
The JPM Pierpont Short Term Bond Fund              1.94%          4.09%         6.81%     6.72%       5.16%
Merrill Lynch 1-3 Year Treasury Index              1.96%          4.21%         6.89%     6.92%       5.52%
Lipper Short Investment
  Grade Debt Funds Average                         1.87%          4.00%         6.54%     6.45%       5.24%


*7/8/93 -- COMMENCEMENT OF OPERATIONS (GROWTH AND AVERAGE ANNUAL TOTAL RETURNS BASED ON THE MONTH END FOLLOWING INCEPTION). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 7/8/93 THRU 10/31/97 IS 5.06%.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX IS AN UNMANAGED INDEX WHICH MEASURES SHORT-TERM MARKET PERFORMANCE. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A


[PHOTOGRAPH]

Following is an interview with CONNIE J. PLAEHN, a member of the portfolio management team for The Short Term Bond Portfolio, in which the Fund invests. Before assuming portfolio management responsibilities at J.P. Morgan Investment Management, Connie also worked at J.P. Morgan Securities and J.P. Morgan Futures. This interview was conducted on November 19, 1997 and reflects Connie's views on that date.

WHAT HAPPENED DURING THE YEAR IN THE SHORT-TERM BOND MARKET?

CJP: The short end of the yield curve behaved a bit differently than the long end. While longer-term rates declined for about eleven months of the year, until October when the Asian crisis hit, shorter-term interest rates rose fairly dramatically at the beginning of this year. Interest rates started rising in anticipation of the Federal Reserve tightening monetary policy in March and continued to rise until early June.

Thirty-year interest rates have come down much more, relative to two-year rates, because it's uncertain whether the Fed will tighten again. If it were simply the U.S. domestic economy on its own, the Fed would probably raise short-term rates. But because of the global turmoil, for the near-term, we doubt the Fed will tighten interest rates. The question is, how long will this global monetary crisis keep the Fed from doing what it should do, based on economic conditions in the U.S. alone?

Of course, there is still a chance of the Fed having to raise interest rates. So you're not likely to see the two-year Treasury go through the Fed funds level, which is currently at five and a half percent.

IN GENERAL, HOW DO YOU MANAGE THE FUND'S DURATION, AND WHAT WOULD CONSTITUTE A BIG DURATION POSITION FOR YOU ON THE LONG SIDE?

CJP: Historically, a big bet for us has been a half-year longer than our benchmark. But more recently, we've been comfortable in extending it a bit longer. Our benchmark's duration is about 1.7 years. However, we think a strategic neutral duration for the Portfolio should be a bit longer -- around two years, instead of 1.7. We feel that we should almost always be somewhat long because the curve is very steep in the short end, and you benefit, if interest rates remain unchanged, just from rolling down the yield curve. Recently, because of what's been going on in the market from the Asian crisis, that steepness has flattened to a certain extent. So you don't get as much roll-down benefit as you did last year. We think that two-and-a-half years should be the target duration that we would feel comfortable with, given our outlook. And that's about three-quarters of a year longer than the benchmark's duration.

SPREADS BETWEEN TREASURY SECURITIES AND THE OTHER SECTORS IN WHICH THE PORTFOLIO INVESTS HAVE RECENTLY WIDENED. DO YOU THINK THEY WILL WIDEN FURTHER, OR ARE THEY READY TO TIGHTEN?

CJP: In terms of spreads, events in October created some opportunities. Looking at the securities available in the short part of the yield curve, spreads have been tight for a long period of time. In October, we finally saw a dramatic widening. We're using this as an opportunity to add to the below investment grade position in the Portfolio. When spreads were tight, we weren't very aggressive about it. But now, we've raised that position to about 8%. We can add up to another 2%, but we think that there's some vulnerability between now and year-end, so we won't do that unless we do see additional widening.

SO THE EVENTS OF OCTOBER ESSENTIALLY PROVIDED A BUYING OPPORTUNITY?

CJP: We think so. But there will be others because the turmoil in Asia and in the Middle East hasn't stopped, so those markets are still vulnerable. As far as American corporations are concerned, their income from international sources of revenue is suddenly being questioned because of problems in the world economy. The U.S. markets are not independent any longer, and probably never will be again.

WHAT ABOUT THE MORTGAGE POSITIONS IN THE PORTFOLIO? ANY CONCERNS?

CJP: We have held more prepayment-protected mortgages in the Portfolio lately. The Portfolio also holds some higher coupon mortgages that home owners have had several opportunities to refinance but haven't. The balances on these loans are fairly low, so refinancing probably doesn't add much into a homeowner's pocket on a monthly basis.

IS PREPAYMENT A GREATER PROBLEM IN A LONGER-TERM PORTFOLIO?

CJP: No, it's a concern for all of us. Concern about prepayment is what causes mortgages to outperform or underperform, relative to Treasuries. So prepayment concerns can affect a short portfolio as well as a long portfolio. In the short portfolio, we tend to have more seasoned mortgage products, because the duration of those securities is shorter.

WOULD THERE EVER BE A TIME WHEN YOU WOULD JUST ABANDON SPREAD PRODUCTS?

CJP: Yes. A recession scenario would cause us to abandon spread products. Such a scenario could result in companies having balance sheet problems, that is, the potential of credit downgrades. But with the changes that we've seen in the U.S. economy and the overall health of U.S. corporations, we don't foresee that happening.

Fund facts


INVESTMENT OBJECTIVE
The JPM Pierpont Short Term Bond Fund seeks to provide high total return while attempting to limit the likelihood of negative quarterly returns. It is designed for investors who do not require the stable net asset value typical of a money market fund, but who seek less price fluctuation than is typical of a longer term bond fund.

------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
7/8/93

------------------------------------------------------------------------------
NET ASSETS AS OF 10/31/97
$14,519,284

------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/19/97


EXPENSE RATIO
The Fund's expense ratio of 0.50% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

Fund highlights
ALL DATA AS OF OCTOBER 31, 1997


PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

Corporate debt obligations                   27.20%
U.S. government agencies                     24.90%
Collateralized mortgage obligations (CMOs)
  and asset-backed securities                24.40%
U.S. Treasuries                              14.70%
Foreign government obligations                2.60%
Repurchase agreements                         1.40%
Other                                         4.80%


30-DAY SEC YIELD
6.20%


DURATION
2.0 years


QUALITY BREAKDOWN
AAA*           67.98%
AA             3.90%
A              7.47%
BBB            12.12%
Not Rated      2.8%
Other          5.73%


* INCLUDES U.S. GOVERNMENT AGENCY, TREASURY OBLIGATIONS, REPURCHASE AGREEMENTS AND COMMERCIAL PAPER

Special fund-based services


PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

 - create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

 - make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

 - make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH
Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund distributions and may reflect the reimbursement of fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. The Fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

THE JPM PIERPONT SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Short Term Bond Portfolio
  ("Portfolio"), at value                          $14,539,798
Receivable for Shares of Beneficial Interest Sold       20,000
Receivable for Expense Reimbursements                    5,868
Deferred Organization Expenses                           4,333
Prepaid Trustees' Fees                                      18
Prepaid Expenses and Other Assets                          195
                                                   -----------
    Total Assets                                    14,570,212
                                                   -----------
LIABILITIES
Dividends Payable to Shareholders                       17,807
Shareholder Servicing Fee Payable                        2,409
Administrative Services Fee Payable                        363
Administration Fee Payable                                  58
Fund Services Fee Payable                                   19
Accrued Expenses                                        30,272
                                                   -----------
    Total Liabilities                                   50,928
                                                   -----------
NET ASSETS
Applicable to 1,473,956 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $14,519,284
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $9.85
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $14,554,139
Undistributed Net Investment Income                        235
Accumulated Net Realized Loss on Investment            (48,607)
Net Unrealized Appreciation of Investment               13,517
                                                   -----------
    Net Assets                                     $14,519,284
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT SHORT TERM BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                     $809,021
Allocated Portfolio Expenses (Net of
  Reimbursement of $38,321)                                    (31,511)
                                                              --------
    Net Investment Income Allocated from
      Portfolio                                                777,510

FUND EXPENSES
Shareholder Servicing Fee                          $ 25,107
Transfer Agent Fees                                  23,010
Registration Fees                                    17,167
Printing Expenses                                    11,840
Professional Fees                                    11,433
Amortization of Organization Expenses                 6,251
Administrative Services Fee                           3,894
Fund Services Fee                                       450
Administration Fee                                      395
Trustees' Fees and Expenses                             246
Miscellaneous                                         3,220
                                                   --------
    Total Fund Expenses                             103,013
Less: Reimbursement of Expenses                     (71,757)
                                                   --------
NET FUND EXPENSES                                               31,256
                                                              --------
NET INVESTMENT INCOME                                          746,254

NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     26,290

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          (43,952)
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $728,592
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $       746,254    $       468,944
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                            26,290             (2,184)
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                                (43,952)            19,273
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                           728,592            486,033
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                     (745,546)          (468,942)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        10,363,959          4,035,010
Reinvestment of Dividends                                  553,236            251,276
Cost of Shares of Beneficial Interest Redeemed          (4,587,707)        (6,426,652)
                                                   ----------------   ----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                      6,329,488         (2,140,366)
                                                   ----------------   ----------------
    Total Increase (Decrease) in Net Assets              6,312,534         (2,123,275)
NET ASSETS
Beginning of Fiscal Year                                 8,206,750         10,330,025
                                                   ----------------   ----------------
End of Fiscal Year (including undistributed net
  investment income of $236 and ($473),
  respectively)                                    $    14,519,284    $     8,206,750
                                                   ----------------   ----------------
                                                   ----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                             FOR THE PERIOD
                                                                                              JULY 8, 1993
                                                   FOR THE FISCAL YEAR ENDED OCTOBER 31,    (COMMENCEMENT OF
                                                   --------------------------------------    OPERATIONS) TO
                                                    1997       1996      1995       1994    OCTOBER 31, 1993
                                                   -------    ------    -------    ------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  9.86    $ 9.84    $  9.60    $ 9.99        $10.00
                                                   -------    ------    -------    ------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.58      0.53       0.57      0.45          0.10
Net Realized and Unrealized Gain (Loss) on
  Investment                                         (0.01)     0.02       0.24     (0.39)        (0.01)
                                                   -------    ------    -------    ------   ----------------
Total from Investment Operations                      0.57      0.55       0.81      0.06          0.09
                                                   -------    ------    -------    ------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.58)    (0.53)     (0.57)    (0.45)        (0.10)
                                                   -------    ------    -------    ------   ----------------

NET ASSET VALUE, END OF PERIOD                     $  9.85    $ 9.86    $  9.84    $ 9.60        $ 9.99
                                                   -------    ------    -------    ------   ----------------
                                                   -------    ------    -------    ------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                          5.98%     5.77%      8.70%     0.61%         0.94%(a)
Net Assets, End of Period (in thousands)           $14,519    $8,207    $10,330    $6,008        $6,842
Ratios to Average Net Assets
  Expenses                                            0.50%     0.62%      0.67%     0.69%         0.67%(b)
  Net Investment Income                               5.94%     5.42%      5.88%     4.49%         3.44%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                             0.88%     0.99%      0.81%     1.36%         1.83%(b)(c)

------------------------
(a) Not annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Pierpont Short Term Bond Fund (the "Fund") is a separate series of The JPM Pierpont Funds, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on July 8, 1993. Prior to October 10, 1996, the Trust's and the Fund's names were The Pierpont Funds and The Pierpont Short Term Bond Fund, respectively.

The Fund invests all of its investable assets in The Short Term Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (35% at October 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

   c) Substantially all the Fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) The Fund incurred organization expenses in the amount of $31,753. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to reimburse the Fund for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

   e) The Fund is treated as a seperate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

THE JPM PIERPONT SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

   g) For United States federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1997 of approximately $46,225 and $449 which will expire in the year 2002 and 2003, respectively. Such carryforward is after utilization of $27,215 to offset the Fund's net taxable gains realized and recognized in the year ended October 31, 1997. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1997, the fee for these services amounted to $395.

   b) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and the other portfolios in which the Trust and The JPM Institutional Funds invest (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, certain other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the fiscal year ended October 31, 1997, the fee for these services amounted to $3,894.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 0.50% of the average daily net assets of the Fund through February 28, 1998. For the fiscal year ended October 31, 1997, Morgan has agreed to reimburse the Fund $71,757 for expenses under this agreement.

   c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1997, the fee for these services amounted to $25,107.

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not

THE JPM PIERPONT SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $450 for the fiscal year ended October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The Trust, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of these total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                   ----------------   ----------------
Shares sold......................................        1,052,422            410,997
Reinvestment of dividends........................           56,273             25,592
Shares redeemed..................................         (467,292)          (654,209)
                                                   ----------------   ----------------
Net Increase (Decrease)..........................          641,403           (217,620)
                                                   ----------------   ----------------
                                                   ----------------   ----------------

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and Portfolio.

4. CREDIT AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all the investable assets of the Fund are in the Portfolio, the Portfolio is party to certain covenants of the Agreement. The maximum borrowing under the commitment Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund as party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of October 31, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Pierpont Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Pierpont Short Term Bond Fund (one of the series constituting part of The JPM Pierpont Funds, hereafter referred to as the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period July 8, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 18, 1997

The Short Term Bond Portfolio

Annual Report October 31, 1997

(The following pages should be read in conjunction with The JPM Pierpont Short Term Bond Fund
Annual Financial Statements)

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                           MOODY'S/S&P
 PRINCIPAL                                                                  RATING
  AMOUNT                         SECURITY DESCRIPTION                      (UNAUDITED)    VALUE
-----------  ------------------------------------------------------------  --------  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (24.2%)
FINANCIAL SERVICES (24.2%)
$   344,815  Aegis Auto Receivables Trust, Sequential Payer, Series
               1996-3, Class A, Callable, (144A), 8.80% due
               03/20/02(r)...............................................   NR/NR    $   269,495
  1,500,000  Chase Credit Card Master Trust, Series 1997-2, Class A,
               Callable, 6.30% due 04/15/03..............................  Aaa/AAA     1,513,140
    425,237  CIT River Owners Trust, Series 1995-A, Class A, Sequential
               Payer, Callable, 6.25% due 01/15/11.......................  Aaa/AAA       427,457
    968,476  CS First Boston Mortgage Securities Corp., Series 1997-C1,
               Class A1A, Sequential Payer, Callable, 6.96% due
               01/20/04..................................................  Aaa/AAA       988,603
  1,000,000  EQCC Home Equity Loan Trust, Series 1997-3, Class A3,
               Callable, 6.18% due 11/15/08..............................  Aaa/AAA     1,000,160
    406,489  Fleetwood Credit Corp. Grantor Trust, Series 1994-A, Class
               A, Sequential Payer, Callable, 4.70% due 07/15/09.........  Aaa/AAA       398,591
    251,021  Merrill Lynch Mortgage Investors, Inc., Series 1994-C1,
               Class A, Callable, 8.70% due 11/25/20.....................   NR/AAA       252,982
    252,292  Merrill Lynch Mortgage Investors, Inc., Subordinated Bond,
               CSTR, Series 1995-C2, Class E, Callable, 8.19% due
               06/15/21..................................................   Ba3/NR       253,395
  1,500,000  Metropolitan Asset Funding Inc., Series 1996-A, Class A2,
               Callable, 6.85% due 08/20/05..............................   Aaa/NR     1,518,984
    286,755  Newcourt Receivables Asset Trust, Series 1996-1, Class A,
               Sequential Payer, Callable, 6.79% due 08/20/03............   NR/AAA       288,687
    453,353  Newcourt Receivables Asset Trust, Series 1996-3, Class A,
               Sequential Payer, Callable, 6.24% due 12/20/04............   NR/AAA       453,282
    400,000  Niantic Bay Fuel Trust, 9.02% due 06/05/98..................   NR/NR        393,000
    154,866  Prudential Home Mortgage Securities, Remic, Series 1992-44,
               Class A1, Callable, 6.00% due 01/25/98....................   Aaa/NR       154,866
    871,147  Salomon Brothers Mortgage Securities VII Inc., Series
               1997-HUD1, Class A1, Sequential Payer, Callable, 6.97% due
               12/25/30..................................................   Aaa/NR       877,777
    342,870  Summit Acceptance Auto Receivables, Series 1996-A, Class A1,
               (144A), 7.01% due 07/15/02................................  Aaa/AAA       346,621
    500,000  Toyota Auto Lease Trust, Series 1997-A, Class A2, Callable,
               6.35% due 04/26/04........................................  Aaa/AAA       503,359
    500,000  World Omni Automobile Lease Securitization Trust, Series
               1996-B, Class A1, 5.95% due 11/15/02......................  Aaa/AAA       499,845
                                                                                     -----------
                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET
                   BACKED SECURITIES (COST $10,173,942)..................             10,140,244
                                                                                     -----------

CORPORATE OBLIGATIONS (19.8%)
APPARELS & TEXTILES (1.0%)
    400,000  Westpoint Stevens Inc., Callable, 9.375% due 12/15/05.......   B2/B+        420,000
                                                                                     -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                           MOODY'S/S&P
 PRINCIPAL                                                                  RATING
  AMOUNT                         SECURITY DESCRIPTION                      (UNAUDITED)    VALUE
-----------  ------------------------------------------------------------  --------  -----------
FINANCIAL SERVICES (6.3%)
$   610,000  Associates Corp. North America, 5.96% due 05/15/37..........  Aa3/AA-   $   616,442
  1,000,000  Beneficial Corp. Medium Term Note, 7.37% due 11/24/99.......    A2/A      1,023,910
  1,000,000  National City Capital Trust I, (144A), 6.75% due 06/01/99...   a1/A-      1,008,200
                                                                                     -----------
                                                                                       2,648,552
                                                                                     -----------
HEALTH SERVICES (1.3%)
    500,000  Tenet Healthcare Corp., Callable 03/01/00, 10.125% due
               03/01/05..................................................   Ba3/B+       548,750
                                                                                     -----------
OIL-SERVICES (6.0%)
  1,500,000  Columbia Gas System Inc., Series A, 6.39% due 11/28/00......  Baa1/BBB+   1,509,000
  1,000,000  Oil Purchase Co., Sinking Fund, (144A), 7.10% due
               04/30/02..................................................  Baa3/BBB      998,750
                                                                                     -----------
                                                                                       2,507,750
                                                                                     -----------
PACKAGING & CONTAINERS (1.2%)
    500,000  Stone Container Corp., Series B, Callable 12/05/97, 12.25%
               due 04/01/02..............................................   B3/B-        517,500
                                                                                     -----------
RAILROADS (3.6%)
  1,500,000  Norfolk Southern Corp., 6.70% due 05/01/00..................  Baa1/BBB+   1,518,405
                                                                                     -----------
TELEPHONE (0.4%)
    174,000  Worldcom Inc., Callable, 9.375% due 01/15/04................  Ba1/BBB-      186,615
                                                                                     -----------
                 TOTAL CORPORATE OBLIGATIONS (COST $8,308,489)...........              8,347,572
                                                                                     -----------

FOREIGN CORPORATE OBLIGATIONS (7.1%)
BRAZIL (0.9%)
BANKING
    200,000  Banco do Brasil S.A., (144A), 9.00% due 08/05/98............   NR/NR        201,926

FINANCIAL SERVICES
    200,000  Safra Leasing S.A., (144A), 8.125% due 06/16/05.............   B1/NR        182,000
                                                                                     -----------
                                                                                         383,926
                                                                                     -----------
CANADA (2.9%)
BANKING
  1,000,000  Canadian Imperial Bank, 6.20% due 08/01/00..................  Aa3/AA-     1,003,110

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                           MOODY'S/S&P
 PRINCIPAL                                                                  RATING
  AMOUNT                         SECURITY DESCRIPTION                      (UNAUDITED)    VALUE
-----------  ------------------------------------------------------------  --------  -----------
FOREST PRODUCTS & PAPER
$   200,000  Canadian Pacific Forest Products Ltd., 9.25% due 06/15/02...   Ba1/NR   $   210,364
                                                                                     -----------
                                                                                       1,213,474
                                                                                     -----------
CAYMAN ISLANDS (0.7%)
FINANCIAL SERVICES
    300,000  Cheung Kong Finance Cayman, 5.50% due 09/30/98..............   NR/NR        296,437
                                                                                     -----------
MEXICO (0.6%)
GAS EXPLORATION
    250,000  Petroleos Mexicanos, Medium Term Note, 7.60% due 06/15/00...   Ba2/NR       245,625
                                                                                     -----------
VENEZUELA (2.0%)
FINANCIAL SERVICES
    800,000  Corporacion Andina de Fomento, 7.375% due 07/21/00..........  A3/BBB+       818,184
                                                                                     -----------
                 TOTAL FOREIGN CORPORATE OBLIGATIONS (COST $2,955,630)...              2,957,646
                                                                                     -----------

GOVERNMENT OBLIGATIONS (2.5%)
CANADA (2.5%)
  1,000,000  Province of Quebec, 9.125% due 03/01/00 (cost $1,058,116)...   A2/A+      1,067,320
                                                                                     -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (24.6%)
FEDERAL HOME LOAN MORTGAGE CORP.
    627,564  7.00% due 08/15/02....................................................       638,195
                                                                                     ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
     52,544  8.00% due 12/01/07....................................................        54,254
    837,191  8.00% due 12/01/09....................................................       865,195
    481,944  8.00% due 05/01/10....................................................       498,056
    121,807  8.50% due 06/01/26....................................................       127,242
    467,683  8.50% due 01/01/27....................................................       488,823
    772,304  8.50% due 02/01/27....................................................       806,949
    204,404  8.50% due 08/01/27....................................................       213,660
                                                                                     ------------
                                                                                        3,054,179
                                                                                     ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                              SECURITY DESCRIPTION                              VALUE
-----------  ----------------------------------------------------------------------  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
$   985,510  6.00% due 07/20/27....................................................  $    995,365
    450,775  7.00% due 03/15/09....................................................       458,274
    421,641  7.00% due 07/15/09....................................................       428,695
    305,622  8.00% due 02/15/22....................................................       316,624
    282,754  8.00% due 04/15/22....................................................       292,896
    406,575  8.00% due 06/15/22....................................................       421,049
    696,055  8.00% due 07/15/22....................................................       721,223
    280,804  8.00% due 11/15/22....................................................       290,598
    494,612  9.00% due 05/15/16....................................................       525,065
    421,915  9.00% due 10/15/16....................................................       448,196
    438,629  9.00% due 12/15/16....................................................       472,443
     46,052  9.00% due 03/15/17....................................................        48,863
    470,624  9.00% due 04/15/17....................................................       499,963
    649,534  9.00% due 12/15/26....................................................       702,555
                                                                                     ------------
                                                                                        6,621,809
                                                                                     ------------
                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $10,292,700).......    10,314,183
                                                                                     ------------

U.S. TREASURY OBLIGATIONS (14.6%)
U.S. TREASURY NOTES
  3,070,000  6.00% due 06/30/99....................................................     3,087,468
  3,000,000  6.00% due 08/15/00....................................................     3,024,060
                                                                                     ------------
                                                                                        6,111,528
                                                                                     ------------
                 TOTAL U.S. TREASURY OBLIGATIONS (COST $6,103,406).................     6,111,528
                                                                                     ------------
SHORT-TERM INVESTMENTS (6.1%)
COMMERCIAL PAPER--DOMESTIC (4.7%)
  1,000,000  Korea Development Bank, 6.05% due 12/15/97............................       992,606
  1,000,000  Raytheon Co., 5.82% due 12/8/97.......................................       994,018
                                                                                     ------------
                 TOTAL COMMERCIAL PAPER (COST $1,986,624)..........................     1,986,624
                                                                                     ------------

OTHER INVESTMENT COMPANIES (0.0%)*
        256  Seven Seas Money Market Fund (cost $256)..............................           256
                                                                                     ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                              SECURITY DESCRIPTION                              VALUE
-----------  ----------------------------------------------------------------------  ------------
REPURCHASE AGREEMENT (1.4%)
$   577,000  Goldman Sachs Repurchase Agreements, dated 10/31/97 due 11/03/97, proceeds $577,274, (collateralized by $617,000 U.S. Treasury Bond,
               8% due 9/17/98, valued at $589,189) (cost $577,000).................  $    577,000
                                                                                     ------------
                 TOTAL SHORT-TERM INVESTMENTS (COST $2,563,880)....................     2,563,880
                                                                                     ------------
             TOTAL INVESTMENTS (COST $41,456,163) (98.9%)..........................    41,502,373
             OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)..........................       449,448
                                                                                     ------------
             NET ASSETS (100.0%)...................................................  $ 41,951,821
                                                                                     ------------
                                                                                     ------------

------------------------------
Note: Based on the cost of investments of $41,456,163 for federal income tax purposes at October 31, 1997, the aggregate gross unrealized appreciation and depreciation was $169,301 and $123,091, respectively, resulting in net unrealized appreciation of $46,210.

* Less than 0.1%

(r) -- Approximately 0.6% of the net assets of the Portfolio are represented by securities which have been valued at fair value.

144A -- Securities restricted for resale to Qualified Institutional Buyers.

Remic -- Real estate mortgage investment conduit.

CSTR -- Collateral Strip Rate.

NR -- Not rated.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $41,456,163 )           $41,502,373
Receivable for Investments Sold                      4,101,444
Interest Receivable                                    498,408
Receivable for Expense Reimbursement                    15,897
Deferred Organization Expenses                             933
Prepaid Expenses and Other Assets                          225
                                                   -----------
    Total Assets                                    46,119,280
                                                   -----------
LIABILITIES
Payable for Investments Purchased                    4,122,871
Custody Fee Payable                                     10,138
Advisory Fee Payable                                     8,781
Administrative Services Fee Payable                      1,057
Administration Fee Payable                                  83
Fund Services Fee Payable                                   57
Accrued Expenses                                        24,472
                                                   -----------
    Total Liabilities                                4,167,459
                                                   -----------
NET ASSETS
Applicable to Investors' Beneficial Interests      $41,951,821
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                               $2,365,619
EXPENSES
Advisory Fee                                       $ 92,126
Custodian Fees and Expenses                          45,310
Professional Fees and Expenses                       34,417
Printing Expenses                                    14,683
Administrative Services Fee                          11,434
Amortization of Organization Expenses                 1,367
Fund Services Fee                                     1,343
Administration Fee                                      886
Trustees' Fees and Expenses                             415
Miscellaneous                                         1,474
                                                   --------
    Total Expenses                                  203,455
Less: Reimbursement of Expenses                    (111,329)
                                                   --------
NET EXPENSES                                                      92,126
                                                              ----------
NET INVESTMENT INCOME                                          2,273,493
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  (including $18,094 net realized loss from
  futures contracts)                                              79,239
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENTS                                                   (139,526)
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $2,213,206
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     2,273,493    $     1,136,925
Net Realized Gain on Investments                            79,239            146,407
Net Change in Unrealized Appreciation
  (Depreciation) of Investments                           (139,526)             5,083
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         2,213,206          1,288,415
                                                   ----------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                           30,736,099         54,341,812
Withdrawals                                            (17,029,595)       (58,904,692)
                                                   ----------------   ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                      13,706,504         (4,562,880)
                                                   ----------------   ----------------
    Total Increase (Decrease) in Net Assets             15,919,710         (3,274,465)
NET ASSETS
Beginning of Fiscal Year                                26,032,111         29,306,576
                                                   ----------------   ----------------
End of Fiscal Year                                 $    41,951,821    $    26,032,111
                                                   ----------------   ----------------
                                                   ----------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                FOR THE PERIOD
                                                   FOR THE FISCAL YEAR ENDED     JULY 8, 1993
                                                          OCTOBER 31,          (COMMENCEMENT OF
                                                   -------------------------    OPERATIONS) TO
                                                   1997   1996   1995   1994   OCTOBER 31, 1993
                                                   ----   ----   ----   ----   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         0.25%  0.38%  0.42%  0.36%             0.37%(a)
  Net Investment Income                            6.17%  5.65%  6.11%  5.01%             3.99%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                          0.30%  0.23%  0.04%  0.05%             1.00%(a)
Portfolio Turnover                                  219%   191%   177%   230%              116%

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Short Term Bond Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 29, 1993. The Portfolio commenced operations on July 8, 1993. The Portfolio's investment objective is to provide a high total return while attempting to limit the likelihood of negative quarterly returns. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in emerging markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of debt, mortgage and asset-backed securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of mortgage and asset-backed securities can be significantly affected by changes in interest rates or rapid principal repayments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   a) The Portfolio values mortgage and asset-backed securities and other debt securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions. If such prices are not supplied by the Portfolio's independent pricing services, such securities are priced in accordance with procedures adopted by the Trustees. Such procedures may include the use of independent pricing services or affiliated pricing, which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; operating data and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method. The ability of issuers of mortgage and asset-backed securities, held by the Portfolio, to meet their obligations may be affected by economic developments in a specific industry or region.

      The Portfolio's custodian or designated subcustodians, as the case may be, under triparty repurchase agreements takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Futures: A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place will be fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation of movements in the price of futures contracts, interest rates and the underlying hedged assets. Futures transactions during the fiscal year ended October 31, 1997 are summarized as follows:

      SUMMARY/OPEN FUTURES CONTRACTS

                                             NUMBER OF       PRINCIPAL AMOUNT
                                             CONTRACTS         OF CONTRACTS
                                          ----------------   ----------------
Contracts open at beginning of year.....           0         $          0
Contracts opened - long positions.......           8            1,655,875
Contracts opened - short positions......         (16)          (3,288,000)
Contracts closed - long positions.......          (8)          (1,655,875)
Contracts closed - short positions......          16            3,288,000
                                          ----------------   ----------------
Contracts open at end of year...........           0         $          0
                                          ----------------   ----------------
                                          ----------------   ----------------

   d) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

   e) The Portfolio incurred organization expenses in the amount of $5,380. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Portfolio. The

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      Portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

2. TRANSACTIONS WITH AFFILIATES

   a) The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.25% of the Portfolio's average daily net assets. For the fiscal year ended October 31, 1997, this fee amounted to $92,126.

   b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio and certain other investment companies subject to similar agreement with FDI. For the fiscal year ended October 31, 1997, the fee for theses services amounted to $886.

   c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, certain other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the fiscal year ended October 31, 1997, the fee for these services amounted to $11,434.

      In addition, Morgan has agreed to reimburse the Portfolio to the extent necessary to maintain the total operating expenses of the Portfolio at no more than 0.25% of the average daily net assets of the Portfolio through February 28, 1998. For the fiscal year ended October 31, 1997, Morgan has agreed to reimburse the Portfolio $111,329 for expenses under this agreement.

   d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $1,343 for the fiscal year ended October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1997 were as follows:

                                                     COST OF      PROCEEDS
                                                    PURCHASES    FROM SALES
                                                   -----------   -----------
U.S. Government and Agency Obligations...........  $73,931,821   $63,540,960
Corporate and Collateralized Mortgage
 Obligations.....................................   18,711,782    14,102,700
                                                   -----------   -----------
                                                   $92,643,603   $77,643,660
                                                   -----------   -----------
                                                   -----------   -----------

4. CREDIT AGREEMENT

The Portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Short Term Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Short Term Bond Portfolio (the "Portfolio") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its supplementary data for each of the four years in the period then ended and for the period July 8, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 18, 1997

JPM PIERPONT FEDERAL MONEY MARKET FUND

JPM PIERPONT PRIME MONEY MARKET FUND

JPM PIERPONT TAX EXEMPT MONEY MARKET FUND

JPM PIERPONT BOND FUND

JPM PIERPONT EMERGING MARKETS DEBT FUND

JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND

JPM PIERPONT SHORT TERM BOND FUND

JPM PIERPONT TAX EXEMPT BOND FUND

JPM PIERPONT SHARES: CALIFORNIA BOND FUND

JPM PIERPONT DIVERSIFIED FUND

JPM PIERPONT U.S. EQUITY FUND

JPM PIERPONT U.S. SMALL COMPANY FUND

JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND

JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND

JPM PIERPONT EMERGING MARKETS EQUITY FUND

JPM PIERPONT EUROPEAN EQUITY FUND

JPM PIERPONT INTERNATIONAL EQUITY FUND

JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND

JPM PIERPONT JAPAN EQUITY FUND



 The

JPM Pierpont

Short Term

Bond Fund



FOR MORE INFORMATION ON HOW THE JPM PIERPONT FUNDS CAN HELP YOU PLAN FOR YOUR FUTURE, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.



ANNUAL REPORT
OCTOBER 31, 1997